EXHIBIT 99.2

ABS Term Sheets provided by

Goldman, Sachs & Co.

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All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.

Preliminary Structural and Collateral Term Sheet	December 7, 2004

$267,157,000 (approximate) of Senior Certificates First Horizon Mortgage Pass-Through Trust 2004-AR7 First Horizon Asset Securities Inc., Depositor Mortgage Pass-Through Certificates, Series 2004-AR7

Certificates	Group	Product Type	Approximate Certificate Balance (1)	Expected Ratings by 2 of 3 (S&P / Fitch / Moody’s)	Expected Credit Enhancement Percentage	Approx. Initial Coupon (%)(2)	Estimated Avg. Life (yrs) CPB(3)	Estimated Avg. Life (yrs) MAT(3)	Principal Payment Window CPB(3)	Principal Payment Window MAT(3)	Pricing Speed
1-A-1	1	3/1 Hybrids	67,691,000	AAA/Aaa	3.90	4.471	1.94	3.28	1/05-11/07	1/05-11/34	25 CPB
2-A-1	2	5/1 Hybrids	133,522,000	AAA/Aaa	3.90	4.949	2.56	3.29	1/05-11/09	1/05-11/34	25 CPB
3-A-1	3	7/1 Hybrids	17,914,000	AAA/Aaa	3.90	5.231	2.90	3.30	1/05-11/11	1/05-11/34	25 CPB
4-A-1	4	10/1 Hybrids	48,030,000	AAA/Aaa	3.90	5.358	3.16	3.32	1/05-11/14	1/05-11/34	25 CPB

(1)	The Certificate Sizes are approximate, based on projected December 1, 2004 balances of the Mortgage Loans, and subject to a +/- 5% variance.
(2)	Interest will accrue on the class certificate balance of the Class 1-A-1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 1. Interest will accrue on the class certificate balances of the Class 2-A-1 and Class 2-A-R for each interest accrual period at an annual pass-through rate equal to the weighted average of Net Mortgage Rates of the mortgage loans in Group 2. Interest will accrue on the class certificate balance of the Class 3-A-1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 3. Interest will accrue on the class certificate balance of the Class 4-A-1 for each interest accrual period at an annual pass-through rate equal to the weighted average of the Net Mortgage Rates of the mortgage loans in Group 4.
(3)	Average Life and Payment Windows are calculated based upon the applicable prepayment speeds to the reset date (CPB) or maturity date. CPB implies prepayment in full is individually applied to each hypothetical mortgage loan at its next reset date.

Preliminary Collateral Description(1)

	Group 1 3 Year Hybrids	Group 2 5 Year Hybrids	Group 3 7 Year Hybrids	Group 4 10 Year Hybrids	Total
Aggregate Principal Balance	$58,475,710	$115,344,215	$15,475,468	$41,491,016	$230,786,409
Average Loan Balance	$504,101	$538,992	$552,695	$601,319	$540,483
Number of Loans	116	214	28	69	427
Weighted Average Months to Roll	35	59	83	119	66
Weighted Average Term to Maturity	360	360	360	360	360
Gross WAC	4.721%	5.199%	5.481%	5.608%	5.171%
Weighted Average Expense Rate before reset	0.250%	0.250%	0.250%	0.250%	0.250%
Weighted Average Expense Rate after reset	0.250%	0.250%	0.250%	0.250%	0.250%
Net WAC	4.471%	4.949%	5.231%	5.358%	4.921%
Initial Cap	2.000%	5.00%	5.000%	5.000%	4.240%
Periodic Cap	2.000%	2.00%	2.000%	2.000%	2.000%
Lifetime Cap	6.000%	5.000%	5.000%	5.000%	5.253%
Gross WAC Range	4.125%-5.375%	4.500%-5.750%	5.125%-5.875%	4.875%-6.125%	4.125%-6.125%
Maximum Gross WAC	10.721%	10.199%	10.481%	10.608%	10.424%
One-Year CMT Indexed Percent	100.0%	100.0%	100.0%	100.0%	100.0%
Weighted Average Margin	2.75%	2.75%	2.75%	2.75%	2.75%
Weighted Average Margin - Post Reset	2.50%	2.50%	2.50%	2.50%	2.50%
Weighted Average FICO	724	734	740	744	734
Weighted Average Original LTV	73.92%	73.35%	72.44%	69.0%	72.65%
Interest Only Percent	81.3%	65.7%	62.6%	68.7%	70.0%
Cash Out Refinance Percent	13.3%	10.2%	11.6%	12.2%	11.5%
California Percent	39.2%	48.8%	49.7%	68.0%	49.9%
Primary Residence Percent	96.1%	96.5%	100.0%	98.8%	97.1%
Single Family and PUD Percent	95.0%	92.2%	97.3%	97.5%	94.3%
Single Largest Zip Code Percent	2.4%	2.6%	9.2%	4.7%	1.7%
Largest Individual Loan Balance	$1,000,000	$2,000,000	$1,420,000	$1,500,000	$2,000,000

(1)	Collateral data provided consist of approximately 83% of the expected December 1, 2004 scheduled final unpaid principal balances and are as of November 1, 2004.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
Preliminary Structural and Collateral Term Sheet	December 7, 2004

Time Table

Cut-Off Date:	December 1, 2004
Settlement Date:	December 29, 2004
Distribution Date:	25th of each month or the next business day
First Distribution Date:	January 25, 2005

Features of the Transaction

■	Offering consists of certificates totaling approximately $275,914,100 of which $267,157,100 are expected to be rated AAA/Aaa by 2 of 3: S&P, Fitch and Moody’s. $5,560,000 are expected to be rated AA, $2,224,000 are expected to be rated A and $973,000 are expected to be rated BBB by S&P, Moody’s or Fitch.

■	The expected amount of credit support for each group of senior certificates will be approximately 3.90%.

■	All collateral consists of 3/1, 5/1, 7/1 and 10/1 hybrid adjustable rate mortgage loans with 100% set to mature within 30 years of the date of origination, secured by first liens on one- to four-family residential properties and originated or acquired by First Horizon Home Loan Corporation.

Structure of the Certificates
As the mortgagors make scheduled principal payments and prepayments on the mortgage loans in each loan group, that principal is distributed to the holders of the senior certificates related to the respective loan group. The subordinate certificates will receive principal payments from all collateral groups, but will be entitled to principal prepayments only subject to the conditions as described in the shifting interest section below. Credit support for the transaction is in the form of a senior/subordinated, shifting interest structure. The Class B-1, Class B-2, Class B-3 Certificates (the “Senior Subordinate Certificates”) and the Class B-4, Class B-5 and Class B-6 Certificates (the “Junior Subordinate Certificates”, not offered hereby, and together with the Senior Subordinate Certificates, the “Subordinate Certificates”) will be subordinate in the right to receive payments of principal and interest and, therefore, provide credit protection to the Class 1-A-1, the Class 2-A-R, the Class 2-A-1, the Class 3-A-1, and the Class 4-A-1 (collectively the “Senior Certificates”). If on any distribution date there is a shortfall in the funds needed to make all payments to certificate-holders, the senior certificates will receive distributions of interest and principal before the subordinate certificates are entitled to receive distributions of interest or principal, and subordinate certificates will receive distributions in order of their numerical class designations.

Shifting Interest
Unless the aggregate class principal balance of the subordinate certificates has reached a certain level relative to the senior certificates, or the delinquencies and losses on the mortgage loans exceed certain limits, the senior certificates will, in the aggregate, generally receive their pro rata share of all scheduled principal payments and 100% of all principal prepayments on the mortgage loans until the 7th anniversary of the closing date (i.e., the distribution date in January 2012). Thereafter, the senior certificates will generally receive their share of scheduled principal payments and a decreasing share of principal prepayments. This will result in a faster rate of return of principal to those senior certificates than would occur if those senior certificates and the subordinate certificates received all payments pro rata, and increases the likelihood that holders of the senior certificates will be paid the full amount of principal to which they are entitled. The prepayment percentages on the Subordinate Certificates are as follows:

Distribution Date	Percentage
January 2005 - December 2011	0%
January 2012 - December 2012	30%
January 2013 - December 2013	40%
January 2014 - December 2014	60%
January 2015 - December 2015	80%
January 2016 and after	100%

If before the Distribution Date in January 2008 the credit support to the Senior Certificates is greater than to two times the original credit support percentage, then the Subordinate Certificates would be entitled to 50% of their pro rata share of principal prepayments proceeds subject to certain loss and delinquency criteria. If on or after the Distribution Date in January 2008 the credit support is greater than two times the original credit support percentage, then the Subordinate Certificates would be entitled to 100% of their pro rata share of the principal prepayment.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
Preliminary Structural and Collateral Term Sheet	December 7, 2004

Key Terms

Issuer:	First Horizon Mortgage Pass-Through Trust 2004-AR7
Depositor:	First Horizon Asset Securities Inc.
Originators:	First Horizon Home Loan Corporation
Servicer and Master Servicer:	First Horizon Home Loan Corporation
Trustee:	Bank of New York
Custodian:	First Tennessee Bank National Association
Rating Agencies:	2 of 3: S&P, Fitch and Moody’s
Type of Issuance:	Public for all the Senior Certificates
Servicer Advancing:
To the extent requested by the rating agencies, the Servicer is obligated to advance delinquent mortgagor payments through the date of liquidation of an REO property to the extent they are deemed recoverable.

Compensating Interest:	The servicer is required to cover interest shortfalls as a result of full prepayment to the extent of one-half of their aggregate servicing compensation.
Interest Accrual:	On a 30/360 basis; the accrual period is the calendar month preceding the month of each Distribution Date.
Group 1 Mortgage Loans:
The Group 1 first lien Mortgage Loans consist of 100% One-Year CMT indexed 3-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 3 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 81.3% of the Group 1 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 1 Mortgage Loans have Periodic Interest Rate Caps of 2.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 6.00% over the initial mortgage interest rate. [2]

Group 2 Mortgage Loans:
The Group 2 first lien Mortgage Loans consist of 100% One-Year CMT indexed 5-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 5 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 65.7% of the Group 2 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 2 Mortgage Loans have a Periodic Interest Rate Cap of 5.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.00% over the initial mortgage interest rate.[2]

1  The One-Year CMT loan index will be determined based on the average weekly yield on U.S. Treasury securities during the last full week occurring in the month which occurs one month prior to the applicable bond reset date, as published in Federal Reserve Statistical Release H. 15(519), as applicable, and annually thereafter
2  None of the mortgage interest rates are subject to a lifetime minimum interest rate. Therefore, the effective minimum interest rate for each Mortgage Loan will be its Gross Margin. None of the Mortgage Loans have a prepayment fee as of the date of origination.

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

All information in this Term Sheet, whether regarding assets backing any securities discussed herein or otherwise, will be superseded by the information contained in the final prospectus.
Preliminary Structural and Collateral Term Sheet	December 7, 2004

Group 3 Mortgage Loans:
The Group 3 first lien Mortgage Loans consist of 100% One-Year CMT indexed 7-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 7 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 62.6% of the Group 3 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 3 Mortgage Loans have Periodic Interest Rate Caps of 5.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.00% over the initial mortgage interest rate. [2]

Group 4 Mortgage Loans:
The Group 4 first lien Mortgage Loans consist of 100% One-Year CMT indexed 10-year hybrid ARMs secured by one-to-four family residential properties. The Mortgage Loans have a fixed interest rate for the first 10 years after origination and thereafter the Mortgage Loans have a variable interest rate. Approximately 68.7% of the Group 4 Mortgage Loans require only the payment of interest until the month following the first rate adjustment date. The mortgage interest rates adjust at the end of the initial fixed interest rate period and annually thereafter. The mortgage interest rates will be indexed to One-Year CMT and will adjust to that index plus a certain number of basis points (the “Gross Margin”).[1] All the Group 4 Mortgage Loans have Periodic Interest Rate Caps of 5.00% for the first adjustment date and 2.00% for every adjustment date thereafter on a weighted average basis. The mortgage interest rates are subject to lifetime maximum mortgage interest rates, which are generally 5.00% over the initial mortgage interest rate. [2]

Expense Fee Rate:
The total expense fees consist of (a) the master servicing fee payable to the master servicer in respect of its direct servicing and master servicing activities and (b) fees expenses, reimbursements and indemnities payable to the trustee in respect of its activities as trustee under the pooling and servicing agreement. The weighted average Expense Fee Rate for the mortgage loans will be approximately 0.250% for each mortgage pool.

Expected Subordination:	3.90% for the Senior Certificates
Other Certificates:
The following Classes of “Other Certificates” will be issued in the indicated approximate original principal amounts, which will provide credit support to the related Senior Certificates, but are not offered hereby:

Certificate	Orig. Balance	Approx. Initial Coupon
B-1	$5,560,000	4.921%
B-2	$2,224,000	4.921%
B-3	$973,000	4.921%
B-4	$695,000	4.921%
B-5	$695,000	4.921%
B-6	$695,900	4.921%

Clean Up Call:	10% of the Cut-off Date principal balance of the Mortgage Loans
Tax Treatment:	It is anticipated that the Senior Certificates will be treated as REMIC regular interests for tax purposes.
ERISA Eligibility:
The Senior Certificates are expected to be ERISA eligible. Prospective investors should review with their own legal advisors as to whether the purchase and holding of the Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the Code or other similar laws.

SMMEA Eligibility:	The Senior and Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.
Minimum Denomination:	$25,000 for the Senior Certificates
Delivery:	Senior Certificates and Senior Subordinate Certificates - DTC

This material is for your private information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. Neither the issuer of the certificates nor Goldman, Sachs & Co., nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). This material may be filed with the Securities and Exchange Commission (the “SEC”) and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. Information contained in this material is current as of the date appearing on this material only. Information in this material regarding the securities and the assets backing any securities discussed herein supersedes all prior information regarding such securities and assets. Any information in this material, whether regarding the assets backing any securities discussed herein or otherwise, is preliminary and will be superseded by the applicable prospectus supplement and any other information subsequently filed with the SEC. The information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by Goldman, Sachs & Co. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman Sachs imposing any limitation of any kind. Further information regarding this material may be obtained upon request.

This material is furnished to you solely by Goldman, Sachs & Co., acting as underwriter and not as agent of the issuer.

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